Exhibit 99.1

PROFIRE ENERGY ANNOUNCES UPLISTING TO NASDAQ

Company to Begin Trading on NASDAQ Capital Market on March 27, 2014:
Shares Will Trade Under Same Ticker Symbol (PFIE)

LINDON, Utah, March 26, 2014- Profire Energy, Inc. (OTCBB:PFIE), a technology company which manufactures, installs and services burner management systems and other combustion technologies for the oil and gas industry, today announced that it has been approved to begin trading its common stock on The NASDAQ Capital Market. The Company’s shares will begin trading under the same symbol, PFIE, at the opening of market hours on Thursday, March 27, 2014.

The uplisting is expected to improve the Company’s visibility to investors, as well as enhance trading liquidity of the Company’s common stock. The move is also expected to further qualify the Company’s common stock to be traded by mutual funds, pension funds, and other institutional holders.

“This achievement is the culmination of significant work from our valued employees, continued trust from our shareholders, strong leadership from our Board, and the robust industry-opportunity we have,” said Andrew Limpert, Chief Financial Officer of Profire Energy. “We’ve been fortunate to enjoy the growth, margins, and opportunities that we have since Profire began, and we look forward to the future ahead of us. We expect to welcome many new shareholders in the coming months and years, as we continue telling the Profire story as a NASDAQ-listed company. It will be a tremendous privilege to trade with some of the finest companies in the world, on this impressive exchange.”

NASDAQ boasts nearly 2,500 companies listed as of 2014, with a combined market cap of over $6.6 trillion. The exchange was founded in 1971, and is home to many industry-leading technology companies.

To learn more about Profire Energy or its products, please contact Profire Energy, or visit www.ProfireEnergy.com.

About Profire Energy, Inc.
Profire Energy assists energy production companies in the safe and efficient transportation, refinement and production of oil and natural gas. As energy companies seek greater safety for their employees, compliance with more stringent EPA standards and enhanced margins with their energy production processes, Profire Energy’s burner management systems are increasingly becoming part of their solution. Profire Energy has offices in Lindon, Utah; Houston, Texas; Oklahoma City, Oklahoma; and Edmonton, Alberta, Canada.

Cautionary Note Regarding Forward-Looking Statements
Statements made in this release that are not historical are forward-looking statements. This release contains forward-looking statements, including, but not limited to statements regarding the Company’s timeline for uplisting to the NASDAQ; when the Company’s shares will begin trading on the NASDAQ; implications of the uplisting for the Company’s visibility to investors, enhancement of trading-liquidity, or any change in qualification for institutional ownership, and; the Company’s expectation to welcome many new investors in the coming months and years. All such forward-looking statements are subject to uncertainty and changes in circumstances. Forward-looking statements are not guarantees of future results or performance and involve risks, assumptions and uncertainties that could cause actual events or results to differ materially from the events or results described in, or anticipated by, the forward-looking statements. Factors that could materially affect such forward-looking statements include certain economic, business, public market and regulatory risks and factors identified in the company’s periodic reports filed with the Securities Exchange Commission. All forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements are made only as of the date of this release and the Company assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances, except as required by law. Readers should not place undue reliance on these forward-looking statements.

Contact:
Profire Energy, Inc.
Andrew Limpert, CFO
(801) 796-5127

Profire Energy, Inc.
Nathan McBride, Finance & Communications
(801) 796-5127

RedChip Companies, Inc.
Brendan Hopkins
1-800-RED-CHIP (733-2447), ext. 134